SCHEDULE 14A INFORMATION


            Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the  appropriate  box:
[ ]  Preliminary  Proxy  Statement
[X]  Definitive  Proxy Statement
[ ] Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        The Wright EquiFund Equity Trust
                (Name of Registrant as Specified in Its Charter)

                               Helen Iwasczyszyn
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[ ] $125 per Exchange Act Rules  0-11(c)(1)(ii),  14a-6(i)(1),  14a-6(j)(2)
[ ] $500 per each party to the controversy pursuant to Exchange Act
     Rule14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transactions applies:

3) Per united price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (1)

4) Proposed maximum aggregate value of transactions:

[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid: $125.00

2) Form, Schedule or Registration Statement No.: PRE 14A

3) Filing Party:

4) Date Filed: July 1, 1996

(1) Set forth the amount on which the filing fee is calculated and state how it was determined

                   THE WRIGHT EQUIFUND EQUITY TRUST
                  Wright EquiFund-Belgium/Luxembourg
                  Wright EquiFund-Britain
                  Wright EquiFund-Germany
                  Wright EquiFund-Hong Kong
                  Wright EquiFund-Japan
                  Wright EquiFund-Mexico
                  Wright EquiFund-Netherlands
                  Wright EquiFund-Nordic
                  Wright EquiFund-Switzerland
                24 FEDERAL STREET, BOSTON, MA 02110



                                                                 July 24, 1996
Dear Shareholders:


         On August 21, 1996, a Special Meeting of Shareholders of the above series (each a "Fund") of The Wright EquiFund Equity Trust (the "Trust") will be held to consider three proposals. Adoption of these proposals with respect to each Fund requires the approval of that Fund's shareholders. As a shareholder, you are entitled to cast one vote for each share that you own. THE TRUSTEES OF THE TRUST HAVE APPROVED THE PROPOSALS WITH RESPECT TO THE FUNDS AND BELIEVE THAT THE PROPOSALS ARE IN THE BEST INTERESTS OF EACH SUCH FUND AND ITS SHAREHOLDERS.

VOTING TAKES ONLY A FEW MINUTES -- PLEASE RESPOND PROMPTLY.

         YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. If the required votes are not received by the meeting date, it will be necessary to send further mailings to secure them. This is a costly process and is paid for by your Fund. Therefore, you, as a shareholder, ultimately pay for the expense of a delayed vote. Please sign and return your proxy promptly to avoid this unnecessary expense.

PROPOSALS YOU ARE VOTING ON.

         At the meeting, shareholders will be asked to change the Funds' status from diversified to non-diversified and to amend certain of the Funds' fundamental investment restrictions to, among other things, conform the Funds' to a nondiversified status.

         Shareholders will also be asked to authorize the Trustees to adopt an Amended and Restated Declaration of Trust (as set forth in Exhibit E to the accompanying Proxy Statement) which would permit the future establishment of multiple classes of shares of the Funds and other series of the Trust.

         The matters to be presented at the meeting are described in detail in the enclosed Proxy Statement. THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF EACH PROPOSAL.


                                                    For the Board of Trustees


                                                   Peter M. Donovan, PRESIDENT


         THIS IS A VERY IMPORTANT MEETING.  IF YOU DO NOT PLAN
           TO ATTEND IN PERSON, PLEASE SIGN, DATE AND RETURN
                   THE ENCLOSED PROXY CARD TODAY.

                     THE WRIGHT EQUIFUND EQUITY TRUST
                    Wright EquiFund-Belgium/Luxembourg
                    Wright EquiFund-Britain
                    Wright EquiFund-Germany
                    Wright EquiFund-Hong Kong
                    Wright EquiFund-Japan
                    Wright EquiFund-Mexico
                    Wright EquiFund-Netherlands
                    Wright EquiFund-Nordic
                    Wright EquiFund-Switzerland
                  24 FEDERAL STREET, BOSTON, MA 02110

               NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD AUGUST 21, 1996


         A Special Meeting of Shareholders of the series listed above (each a "Fund") of The Wright EquiFund Equity Trust (the "Trust") will be held at the principal office of the Trust, 24 Federal Street, Boston, Massachusetts, on August 21, 1996 commencing at 10:00 a.m. (Boston time).


         THE MEETING IS BEING HELD FOR THE FOLLOWING PURPOSES:

         1. To consider and act upon a proposal to change each Fund's diversification status from diversified to nondiversified.


         2. To consider and act upon a proposal to reclassify or amend certain of the Funds' fundamental investment restrictions (as set forth in Exhibits C and D to the accompanying Proxy Statement).


         3. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust (as set forth in Exhibit E to the accompanying Proxy Statement) which will permit the future establishment of multiple classes of shares of the Funds and other series of the Trust.


         4. To consider and act upon any matters incidental to the foregoing purposes or any of them, and any other matters which may properly come before said meeting or any adjourned session thereof.



These proposals are discussed in greater detail in the accompanying Proxy Statement.

     This meeting is called pursuant to the By-Laws of the Trust. The Trustees have fixed the close of business on July 17, 1996 as the record date for the determination of the shareholders of each Fund entitled to notice of and to vote at the meeting and any adjournment thereof.

                                             By Order of the Board of Trustees


 July 24, 1996                               H. Day Brigham, Jr., SECRETARY








     IMPORTANT -- SHAREHOLDERS CAN HELP THE TRUSTEES AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THEIR FUND OF FURTHER SOLICITATIONS TO INSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

                        THE WRIGHT EQUIFUND EQUITY TRUST
                       Wright EquiFund-Belgium/Luxembourg
                       Wright EquiFund-Britain
                       Wright EquiFund-Germany
                       Wright EquiFund-Hong Kong
                       Wright EquiFund-Japan
                       Wright EquiFund-Mexico
                       Wright EquiFund-Netherlands
                       Wright EquiFund-Nordic
                       Wright EquiFund-Switzerland
                   24 FEDERAL STREET, BOSTON, MA 02110



                                                               July 24, 1996
                                PROXY STATEMENT
                     FOR A SPECIAL MEETING OF SHAREHOLDERS

         A proxy is enclosed with the foregoing Notice of the Special Meeting of the Shareholders of Wright EquiFund-Belgium/Luxembourg, Wright EquiFund-Britain, Wright EquiFund-Germany, Wright EquiFund-Hong Kong, Wright EquiFund-Japan, Wright EquiFund-Mexico, Wright EquiFund-Netherlands, Wright EquiFund-Nordic and Wright EquiFund-Switzerland, each a series of The Wright EquiFund Equity Trust (the "Trust"), to be held on August 21, 1996, for the benefit of shareholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Board of Trustees of the Trust, and is revocable by the person giving it at any time prior to exercise by a signed writing filed with the Funds' transfer agent, First Data Investors Services Group, BOS725, P.O. Box 1559, Boston, Massachusetts 02104, or by executing and delivering a later dated proxy, or by attending the meeting and voting his or her shares in person. Each shareholder may specify the manner in which he or she desires the proxy to be voted upon the matters referred to in the proxy; in the absence of such specification, the proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each such matter. This proxy material is first being mailed to shareholders on or about July 24, 1996.


         The Trustees have fixed the close of business on July 17, 1996, as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournment(s) thereof. Shareholders at the close of business on the record date will be entitled to one vote for each full share held and to a proportionate share of one vote for each fractional share held. The number of shares of beneficial interest (excluding fractions thereof) of each Fund outstanding as of July 17, 1996 is set forth in Exhibit A.

         The persons who held of record more than 5% of the outstanding shares of a Fund as of July 17, 1996 are set forth in Exhibit B. To the knowledge of the Trust, no other person owns (of record or beneficially) more than 5% of the outstanding shares of a Fund.

         Shareholders of the Funds are being asked to vote on the Proposals as follows:

                                                  Shareholders entitled to
Proposal                 Purpose                  Vote on Proposal
- --------              ---------------------     ---------------------------
1                     To change the Funds'      To be voted on by each Fund
                      diversification status    as a separate class
                      From diversified to
                      nondiversified







2                    To reclassify             To be voted on by each of Wright
                     or amend certain          EquiFund-Belgium/Luxembourg,
                     fundamental investment    Wright EquiFund-Germany, Wright
                     restrictions              EquiFund-Hong Kong, Wright
                                               EquiFund-Japan,Wright EquiFund-
                                               Netherlands, Wright EquiFund-
                                               Nordic and WrightEquiFund-
                                               Switzerland as a separate class



                     To reclassify             To be voted on by each of Wright
                     or amend certain          EquiFund-Britain and Wright
                     fundamental investment    EquiFund- Mexico as a separate
                     restrictions              class






3                    To authorize the Trustees  To be voted on by all of the
                     to adopt an Amended        Funds as a single class
                     and Restated
                     Declaration of Trust


         The Trustees know of no matter other than those mentioned in Proposals 1 through 3 of the Notice which will be presented at the meeting. If any other matter is properly presented at the meeting, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment in regard to such matter.

                             PROPOSAL 1.

                   CHANGE IN DIVERSIFICATION STATUS


     As a diversified fund under the Investment Company Act of 1940 (the "Act") a Fund may not (with respect to 75% of its total assets) invest more than 5% of total assets in any one issuer (excluding the U.S. Government) or own more than 10% of the outstanding voting securities of any one issuer. Pursuant to the Act, a change in a Fund's diversification status requires shareholder approval. The purpose of this Proposal is to change each Fund's diversification status under the Act from diversified to nondiversified. As a nondiversified fund, each Fund would continue to be subject to the foregoing percentage limits, in order to meet the diversification test imposed by Subchapter M of the Internal Revenue Code of 1996, but only with respect to 50% of its total assets and only on the last day of each fiscal quarter. ( See Proposal 2.)


         Because of the limited number of issuers within a particular country or region, the Funds may need the ability to invest (with respect to a larger percentage of assets) more than 5% of assets in a single issuer. Changing the Funds' status would provide the Fund with this ability. To the extent that a Fund invests a greater percentage of assets in a single issuer, it will be more susceptible to any adverse economic or political occurrence affecting that issuer


If Proposal 1.is approved by shareholders of a Fund, the existing fundamental restriction set forth as (13) in Exhibit C or (8) in Exhibit D for each such Fund will be eliminated.

Upon approval of this Proposal by shareholders of a Fund, the Fund would commence a restructuring of its portfolio which would result in a nondiversified status. This could result in increased brokerage commissions and taxable realized capital gains in the short term. However, it is proposed to do this in such a way as to minimize such brokerage expense and tax liability.

                      VOTE REQUIRED TO APPROVE PROPOSAL 1

         Approval of the Proposal with respect to a Fund requires the affirmative vote of a majority of the outstanding voting securities of each Fund, which term as used in this Proxy Statement means the vote of the lesser of
(a) more than 50% of the outstanding shares of the Fund, or (b) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the meeting.


         The Trustees have considered various factors and believe the Proposal will increase investment flexibility and is in the best interests of the Funds and their shareholders. If the Proposal is not approved by a Fund, the Fund will continue to be a diversified fund and a shareholder vote will be required in order to change that status. THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE IN FAVOR OF A CHANGE IN THE FUNDS' DIVERSIFICATION STATUS FROM DIVERSIFIED TO NONDIVERSIFIED.

                               PROPOSAL 2.


                     TO APPROVE THE RECLASSIFICATION OR
          AMENDMENT OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

         The Act requires a registered investment company series like each Fund to have certain investment restrictions which can be changed only by a shareholder vote. Investment company series may also elect to designate other restrictions which may be changed only by a shareholder vote. Both types of
restrictions  are  often  referred  to  as  "fundamental"   restrictions.   Some
fundamental restrictions adopted by the Funds reflect certain regulatory, business or industry conditions which are no longer in effect. Accordingly, the Trustees authorized a review of the Funds' fundamental restrictions to simplify, standardize and modernize those restrictions that are required to be fundamental and to eliminate as fundamental certain restrictions that are not now required to be fundamental under state securities ("Blue Sky") laws or the positions of the staff of the Securities and Exchange Commission (the "Commission") in interpreting the Act. If not required to be fundamental, depending on the circumstances, the restriction would be reclassified as a nonfundamental restriction in the same or a modified form. Nonfundamental restrictions can be changed by the Trustees without shareholder approval.


         This Proposal seeks shareholder approval of the proposed changes to the fundamental restrictions that are discussed in detail below. Please refer to the changes to the restrictions set forth in Exhibits C and D. By reducing to a minimum those restrictions that can be changed only by shareholder vote, each Fund would be able to avoid the costs and delay associated with a future shareholder meeting. In addition, the Trustees believe that the investment adviser's ability to manage the Funds' Portfolios in a changing regulatory or investment environment will be enhanced and accordingly, that investment management opportunities will be increased. The numerical references to the Funds' investment restrictions correspond to the paragraphs in the relevant Exhibit. If this Proposal is approved, the restrictions will be reordered and renumbered.


     If approved, the proposed changes will not affect current management of a Fund's portfolio. Moreover, the changes will be made regardless of whether the other proposals in this proxy statement are approved. Disclosure regarding the current policies may be found in the Prospectus of each Fund.

                                    I.


         FOR WRIGHT EQUIFUND-BELGIUM/LUXEMBOURG, WRIGHT EQUIFUND-GERMANY, WRIGHT EQUIFUND-HONG KONG, WRIGHT EQUIFUND-JAPAN, WRIGHT EQUIFUND-NETHERLANDS, WRIGHT EQUIFUND- NORDIC AND WRIGHT EQUIFUND-SWITZERLAND (SEE EXHIBIT C ATTACHED).

             RECLASSIFICATION AND AMENDMENT OF CERTAIN RESTRICTIONS


         The Trustees propose that Restrictions (2), (3), (4), (5), (10) and (11) be eliminated as fundamental, but be retained as nonfundamental policies of each Fund (which could be thereafter amended or eliminated by Trustee vote). These restrictions may be required under various state "Blue Sky" laws and/or federal laws, but are not required to be fundamental policies of a Fund.


         Restriction (2) prohibits pledging, mortgaging or hypothecating the assets of a Fund to an extent greater than 1/3 of the total assets of the Fund taken at market value. State law no longer requires pledging restrictions.

         Restriction (3), which restates the issuer diversification test imposed by Subchapter M of the Internal Revenue code of 1996, is not required to be fundamental.

         Restriction (4) prohibits a Fund from purchasing a security if individuals affiliated with the Fund own beneficially more than 5% of that security. If reclassified as nonfundamental, this restriction could be revised in the future to permit such affiliated investments if relevant state laws change.


         Restriction (5) prohibits a Fund from purchasing securities on margin, engaging in short sales unless they are "against the box" or purchasing warrants. In a short sale, a Fund would sell a borrowed security with a corresponding obligation to return the same security. If reclassified as nonfundamental, the restriction could be revised in the future to permit other types of short sales if permitted by law.


         Restriction (10) prohibits the purchase from or sale to any affiliated person, in a principal transaction, of portfolio securities of the Fund. These principal transactions are circumscribed by the Act's provisions on affiliated transactions. The investment adviser's code of ethics enables it to monitor transactions with the Fund.

         Restriction (11) concerning investments in other investment companies does not contain all of the provisions in the Act regarding such investments. In addition to reclassifying this restriction as nonfundamental, the Trustees recommend amendment of this restriction to provide that a Fund will not purchase securities issued by another investment company, except as permitted by the Act.

         If shareholders approve the proposed reclassification of certain investment restrictions as nonfundamental, a future change in any of these restrictions could be effected by the Trustees without shareholder approval if the Trustees determined that such a change was appropriate and desirable. The Trustees have no present intention of amending or eliminating the foregoing restrictions if they are reclassified. The Trustees believe, however, that this reclassification of restrictions will enable each Fund to respond more rapidly to future changes in the Fund's competitive and regulatory environment.


                       AMENDMENT TO CERTAIN RESTRICTIONS

         The Trustees propose to amend several fundamental restrictions.

         Restriction (1) concerning borrowing and senior securities has been revised to permit borrowing and the issuance of senior securities to the extent consistent with the Act. The positions of the staff of the Commission on borrowings and senior securities have evolved in recent years with the development of new investment strategies, such as reverse repurchase agreements and futures transactions. Each Fund would like the ability to consider the use of new investment techniques consistent with the Act as interpretations of the Act are further developed.



         Restriction (6) concerning commodities is being amended to clarify that the Funds may engage in the purchase or sale of futuress contracts with respect to currency.


         Restriction (7) concerning industry concentration has been revised to conform to the current requirements of the Act.

         Restriction (12) concerning investments in real estate is being amended in order to expressly permit a Fund to invest in securities secured by real estate and securities of companies which invest or deal in real estate, which was previously implied.


Approval of the amendment of the above restrictions will not affect current management of a Fund's portfolio. The existing policies are disclosed in the current Prospectus of each Fund.


                                  II.

         FOR WRIGHT EQUIFUND-BRITAIN AND WRIGHT EQUIFUND-MEXICO (SEE EXHIBIT D ATTACHED).




                      RECLASSIFICATION OF ONE RESTRICTION


         The Trustees propose that Restriction (2) be eliminated as fundamental, but be retained as a nonfundamental policy of each Fund (which could be thereafter amended or eliminated by Trustee vote).


         Restriction (2) prohibits pledging, mortgaging or hypothecating the assets of a Fund to an extent greater than 1/3 of the total assets of the Fund taken at market value. State law no longer requires pledging restrictions.

         If shareholders approve the proposed reclassification of this investment restriction as nonfundamental, a future change in this restriction could be effected by the Trustees without shareholder approval if the Trustees determined that such a change was appropriate and desirable. The Trustees have no present intention of amending or eliminating the foregoing restriction if it is reclassified. The Trustees believe, however, that this reclassification of this restriction will enable each Fund to respond more rapidly to future changes in the Fund's competitive and regulatory environment.


                       AMENDMENT TO CERTAIN RESTRICTIONS

         The Trustees propose to amend several fundamental restrictions.

         Restriction (1) concerning borrowing and senior securities has been revised to permit borrowing and the issuance of senior securities to the extent consistent with the Act. The positions of the staff of the Commission on borrowings and senior securities have evolved in recent years with the development of new investment strategies, such as reverse repurchase agreements and futures transactions. Each Fund would like the ability to consider the use of new investment techniques consistent with the Act as interpretations of the Act are further developed.


         Restriction (3) concerning commodities is being amended to clarify that the Funds may engage in the purchase or sale of futures contracts with respect to currency.


         Restriction (4) concerning industry concentration has been revised to conform to the current requirements of the Act.


Approval of the amendment of the above restrictions will not affect current management of a Fund's portfolio. The existing policies are disclosed in the current Prospectus of each Fund.



                      VOTE REQUIRED TO APPROVE PROPOSAL 2

         Approval of the Proposal requires the affirmative vote of a majority of the outstanding voting securities of a Fund as set forth under "Vote Required to Approve Proposal 1" above.


     The Trustees have considered various factors and believe that this Proposal will increase investment management flexibility and is in the best interests of each Fund and its shareholders. If the Proposal is not approved with respect to a Fund, that Fund's current fundamental restrictions will remain in effect and a shareholder vote will be required before the Fund can engage in activities prohibited by a current fundamental restriction. THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS

VOTE IN FAVOR OF THE RECLASSIFICATION OR AMENDMENT OF CERTAIN OF THEIR FUND'S INVESTMENT RESTRICTIONS.


                                PROPOSAL 3.

                TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED
                      AND RESTATED DECLARATION OF TRUST

         The Trustees recommend that the shareholders authorize them to adopt and execute an Amended and Restated Declaration of Trust for the Trust in the form attached to this Proxy Statement as Exhibit E. The Amended and Restated Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust that is a series investment company under the Act, and will enhance each Fund's ability to operate effectively in the extremely competitive market place for similar mutual funds.

         The Trustees may amend and restate the existing declaration of trust when authorized by a majority of the Trustees and a majority of the outstanding shares of each Fund affected by the amendment. At a meeting held on June 19, 1996, the Trustees approved the execution of the Amended and Restated Declaration of Trust, and voted to submit the Amended and Restated Declaration of Trust to the shareholders for their authorization at this meeting. The
Trustees, therefore, unanimously recommend that the shareholders vote to authorize them to adopt and execute the Amended and Restated Declaration of Trust.

         One important result of adopting the Amended and Restated Declaration of Trust will be that the Trustees will be authorized to divide the shares of a Fund into classes of shares, and to fix and determine the relative rights and preferences as between the different classes of shares so established. This change will enable the Trustees to establish multiple classes of shares within each series should they deem it appropriate to do so in the future. Many other mutual funds that compete with the Fund have the power to establish multiple classes of shares, and the Trustees consider this change important if the Fund is to remain competitive in the marketplace. The Trustees of the Trust currently do not contemplate establishing additional classes.

         In addition, the Trustees have determined to utilize this opportunity to make certain other improvements in the Trust's governing trust instrument that will modernize various outdated provisions, permit greater flexibility in each Fund's operations, and result in possible cost savings in future years. For example, a Fund's expenses could be reduced by eliminating the need for shareholder authorization of non-material amendments to the declaration of trust.

         Shareholders of all series of the Trust will vote together as a single class on this proposal. An affirmative vote of a majority of the outstanding shares of the Trust entitled to vote at this meeting will be required to authorize the Trustees to adopt and execute the Amended and Restated Declaration of Trust. THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE TO AUTHORIZE THE TRUSTEES TO ADOPT THE AMENDED AND RESTATED DECLARATION OF TRUST, THE TEXT OF WHICH IS SET FORTH IN EXHIBIT E TO THIS PROXY STATEMENT.


         Failure to receive the affirmative vote on this Proposal will not preclude acting on any other Proposal set forth in this Proxy Statement that has received the required affirmative vote.


                       NOTICE TO BANKS AND BROKER/DEALERS

         The Trust on behalf of its Funds has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to: First Data Investor Services Group, Eaton Vance Group of Funds, Proxy Department, P.O. Box 9122, Hingham, MA 02043- 9717.

                             ADDITIONAL INFORMATION

         The expense of preparing, printing and mailing this proxy material and the cost of soliciting proxies on behalf of the Board of Trustees of the Trust will be borne ratably by the Funds. Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Trust, by personnel of its investment adviser, by the transfer agent, First Data Investor Services Group, by broker-dealer firms or by a professional solicitation organization. The expenses connected with the solicitation of these proxies and with any further proxies that may be solicited by the Trust's officers, by the investment adviser's personnel, by the transfer agent, First Data Investor Services Group, or by broker-dealer firms, in person, by telephone or by telegraph will be borne ratably by each Fund. The Funds will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy materials to and obtaining proxies from the beneficial owners of such shares.

         All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card, it will be voted for the matters specified on the proxy card. Any proxies not voted, will not be counted toward establishing a quorum. Shareholders should note that while votes to abstain and "broker non-votes" will be counted toward establishing a quorum, passage of any Proposal being considered at the meeting will occur only if a sufficient number of votes are cast for the Proposal. Accordingly, votes to abstain, broker non-votes and votes against will have the same effect in determining whether a Proposal is approved.

         In the event that sufficient votes by the shareholders of any Fund in favor of any Proposal set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. The costs of any additional solicitation and of any adjourned session will be borne ratably by the Funds.


         EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUND'S ANNUAL REPORT AND ITS MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. SHAREHOLDERS DESIRING TO OBTAIN A COPY OF SUCH REPORTS SHOULD DIRECT ALL WRITTEN REQUESTS TO: H. DAY BRIGHAM, JR., SECRETARY, THE WRIGHT EQUIFUND EQUITY TRUST, 24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110, OR SHOULD CALL EATON VANCE SHAREHOLDER SERVICES AT 1-800-225-6265.

         SUBMISSION OF SHAREHOLDER PROPOSALS. The Trusts and the Funds do not hold annual shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust, 24 Federal Street, Boston, Massachusetts 02110. Proposals must be received in advance of a proxy solicitation to be included and the mere submission of a proposal does not guarantee inclusion in the proxy statement because certain federal securities law rules must be complied with.


                                             THE WRIGHT EQUIFUND EQUITY TRUST


July 24, 1996

                                                                    EXHIBIT A


                                               No. Of Shares Outstanding
Fund                                             on July 17, 1996
                                               -------------------------


Wright EquiFund-Belgium/Luxembourg...............   1,356,460.942

Wright EquiFund-Britain..........................     306,386.813

Wright EquiFund-Germany..........................   2,237,345.623

Wright EquiFund-Hong Kong........................   1,755,399.647

Wright EquiFund-Japan............................   2,462,547.608

Wright EquiFund-Mexico...........................   5,442,732.747

Wright EquiFund-Netherlands......................     434,063.344

Wright EquiFund-Nordic...........................     385,883.541

Wright EquiFund-Switzerland......................     676,698.150

                                                               EXHIBIT B



         As of July 17, 1996, the following shareholders of the specified Fund owned of record the percentage of shares indicated after their names:



Wright EquiFund-Belgium/Luxembourg
     Resources Trust Company as Cust. for the Exclusive
     Benefit of the Customers of Meridian Investment
     Management Corp., Englewood, CO                       92.954%



Wright EquiFund-Britain
     Resources Trust Company as Cust. for the Exclusive
     Benefit of the Customers of Meridian Investment
     Management Corp., Englewood, CO                       94.254%



Wright EquiFund-Germany
     Resources Trust Company as Cust. for the Exclusive
     Benefit of the Customers of Meridian Investment
     Management Corp.,  Englewood, CO                      97.425%

Wright EquiFund-Hong Kong
     Resources Trust Company as Cust. for the Exclusive
     Benefit of the Customers of Meridian Investment
     Management Corp., Englewood, CO                       71.088%

     Charles Schwab & Co.,Inc., Attn. Suzanne Williamson,
     Mutual Funds Dept., San Francisco, CA                 14.309%


Wright EquiFund-Japan
     Resources Trust Company as Cust. for the Exclusive
     Benefit of the Customers of Meridian Investment
     Management Corp., Englewood, CO                       56.703%

     Charles Schwab & Co.,Inc., Attn. Suzanne Williamson,
     Mutual Funds Dept., San Francisco, CA                 33.983%


Wright EquiFund-Mexico
     Resources Trust Company as Cust. for the Exclusive
     Benefit of the Customers of Meridian Investment
     Management Corp., Englewood, CO                        7.687%

     Charles Schwab & Co.,Inc., Attn. Suzanne Williamson,
     Mutual Funds Dept., San Francisco, CA                 39.182%

     Eternity Limited III, c/o Unity NV, Miami, FL         19.756%



Wright EquiFund-Netherlands
     Charles Schwab & Co.,Inc., Attn. Suzanne Williamson,
     Mutual Funds Dept., San Francisco, CA                 61.436%

Wright EquiFund-Nordic
     Resources Trust Company as Cust. for the Exclusive
     Benefit of the Customers of Meridian Investment
     Management Corp.,  Englewood, CO                      56.430%

     Charles Schwab & Co.,Inc., Attn. Suzanne Williamson,
     Mutual Funds Dept., San Francisco, CA                 19.734%



Wright EquiFund-Switzerland
     Resources Trust Company as Cust. for the Exclusive
     Benefit of the Customers of Meridian Investment
     Management Corp., Englewood, CO                       79.534%

     Charles Schwab & Co.,Inc., Attn. Suzanne Williamson,
     Mutual Funds Dept., San Francisco, CA                  8.713%

                                                                  EXHIBIT C



 FUNDAMENTAL INVESTMENT RESTRICTIONS FOR:


         WRIGHT EQUIFUND-BELGIUM/LUXEMBOURG        WRIGHT EQUIFUND-JAPAN
         WRIGHT EQUIFUND-GERMANY                   WRIGHT EQUIFUND-NETHERLANDS
         WRIGHT EQUIFUND-HONG KONG                 WRIGHT EQUIFUND-NORDIC
                            WRIGHT EQUIFUND-SWITZERLAND


         Set forth below are the proposed changes to each Fund's fundamental investment restrictions.[PROPOSED ADDITIONS IN ITALICS AND PROPOSED DELETIONS IN BRACKETS]


         As a matter of fundamental investment policy, each Fund may not:

         (1) Borrow money [other than from banks and then only up to 1/3 of the current market value of its total assets (including the amount borrowed) and only if such borrowing is incurred as a temporary measure for extraordinary or emergency purposes or to facilitate the orderly sale of portfolio securities to accommodate redemption requests; or issue any securities other than its shares of beneficial interest except as appropriate to evidence indebtedness which the Fund is permitted to incur. (Each Fund anticipates paying interest on borrowed money at rates comparable to its yield and no Fund has any intention of attempting to increase its net income by means of borrowing)] OR ISSUE SENIOR SECURITIES, EXCEPT AS PERMITTED BY THE 1940 ACT;

         *(2)     Pledge, mortgage or hypothecate its assets to an extent
greater than 1/3 of the total assets of the Fund taken at market;

         *(3) Purchase the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or any of its agencies, or securities of other regulated investment companies) if, as a result of such purchase, more than 5% of that Fund's total assets (taken at current value) would be invested in the securities of such issuer or securities of any one issuer held by that Fund would exceed 10% of the outstanding voting securities of such issuer at the end of any [fiscal] quarter of the Fund'S TAXABLE YEAR, provided that, with respect to 50% of the Fund's assets, the Fund may invest up to 25% of its assets in the securities of any one issuer;

         *(4) Purchase or retain securities of any issuer if 5% or more of the issuer's securities are owned by those officers and Trustees of the Trust or its investment adviser or administrator who own individually more than 1/2 of 1% of the issuer's securities;

         *(5)     Purchase securities on margin [or], make short sales except sales against the box or purchase warrants;

*        This restriction would become a nonfundamental restriction.

     (6) [Buy] PURCHASE or sell PHYSICAL COMMODITIES OR CONTRACTS FOR THE PURCHASE OR SALE OF PHYSICAL COMMODITIES. PHYSICAL COMMODITIES DO NOT INCLUDE FUTURES CONTRACTS WITH RESPECT TO SECURITIES, SECURITIES INDICES, CURRENCY OR OTHER FINANCIAL INSTRUMENTS [commodities, or commodity contracts (except that the Fund may purchase or sell currencies and put and call options on securities, indices or currencies and enter into forward foreign currency exchange contracts), unless acquired as a result of ownership of securities];

     (7) Purchase any securities which would cause [more than] 25% OR MORE of the market value of its total assets at the time of such purchase to be invested in the securities of issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     (8) Underwrite securities issued by other persons except to the extent that the purchase of securities in accordance with a Fund's investment objectives and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

     (9) Make loans, except (i) through the loan of a portfolio security, (ii) by entering into repurchase agreements and (iii) to the extent that the purchase of debt instruments, if any, in accordance with the Fund's investment objective and policies may be deemed to be loans;

     *(10) Purchase from or sell to any of the Trust's Trustees or officers, its investment adviser, its administrator, its principal underwriter, if any, or the officers or directors of said investment adviser, administrator, [or] AND principal underwriter, portfolio securities of the Fund;

     *(11) Purchase [or retain] securities ISSUED BY ANOTHER INVESTMENT COMPANY, EXCEPT AS PERMITTED BY THE 1940 ACT [of other open-end investment companies, except when such purchases are part of a merger, consolidation, reorganization or assets acquisition];

     (12) [Acquire] PURCHASE OR SELL real estate ,EXCEPT THAT A FUND [but it] may (I) ACQUIRE OR lease office space for its own use [and invest in (1) readily marketable interests of real estate or real estate limited partnership interests, investment trusts or readily marketable securities of issuers (other than real estate limited partnerships) whose business involves the purchase of real estate; and (2)] , (II) INVEST IN SECURITIES OF ISSUERS THAT INVEST IN REAL ESTATE OR INTERESTS THEREIN, (III) INVEST IN securities THAT ARE secured by real estate or interests therein, (IV) PURCHASE AND SELL MORTGAGE-RELATED SECURITIES AND (V) HOLD AND SELL REAL ESTATE ACQUIRED BY A FUND AS A RESULT OF THE OWNERSHIP OF SECURITIES; or


 ** [(13) With respect to 75% of its total assets, (i) invest more than 5% of its total assets in securities of any one issuer, excluding securities issued or
guaranteed   by  the  United   States   government  or  by  its   agencies  and
instrumentalities and options or (ii) purchase more than 10% of the voting securities of any class of any issuer.]


         *        This restriction would become a nonfundamental restriction.


        ** If Proposal 1. is approved, this restriction will no longer apply and will be eliminated. If Proposal 1. is not approved, this restriction will be retained.

                                                              EXHIBIT D


                        FUNDAMENTAL INVESTMENT RESTRICTIONS FOR:

         WRIGHT EQUIFUND-BRITAIN                     WRIGHT EQUIFUND-MEXICO


         Set forth below are the proposed changes to each Fund's fundamental investment restrictions. [PROPOSED ADDITIONS IN ITALICS AND PROPOSED DELETIONS IN BRACKETS]


         As a matter of fundamental investment policy, each Fund may not:

         (1) Borrow money [other than from banks and then only up to 1/3 of the current market value of its total assets (including the amount borrowed) and only if such borrowing is incurred as a temporary measure for extraordinary or emergency purposes or to facilitate the orderly sale of portfolio securities to accommodate redemption requests; or issue any securities other than its shares of beneficial interest except as appropriate to evidence indebtedness which the Fund is permitted to incur. (Each Fund anticipates paying interest on borrowed money at rates comparable to its yield and no Fund has any intention of attempting to increase its net income by means of borrowing)] OR ISSUE SENIOR SECURITIES, EXCEPT AS PERMITTED BY THE 1940 ACT;

         *(2)     Pledge, mortgage or hypothecate its assets to an extent
greater than 1/3 of the total assets of the Fund taken at market;

         (3) [Buy] PURCHASE or sell PHYSICAL COMMODITIES OR CONTRACTS FOR THE PURCHASE OR SALE OF PHYSICAL COMMODITIES. PHYSICAL COMMODITIES DO NOT INCLUDE FUTURES CONTRACTS WITH RESPECT TO SECURITIES, SECURITIES INDICES, CURRENCY OR OTHER FINANCIAL INSTRUMENTS [commodities, or commodity contracts (except that the Fund may purchase or sell currencies and put and call options on securities, indices or currencies and enter into forward foreign currency exchange contracts), unless acquired as a result of ownership of securities];

         (4) Purchase any securities which would cause [more than] 25% OR MORE of the market value of its total assets at the time of such purchase to be invested in the securities of issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

         (5) Underwrite securities issued by other persons except to the extent that the purchase of securities in accordance with a Fund's investment objectives and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

         (6) Make loans,  except (i)  through the loan of a portfolio  security,
(ii) by entering into repurchase agreements and (iii) to the extent that the purchase of debt instruments, if any, in accordance with the Fund's investment objective and policies may be deemed to be loans;

*        This restriction would become a nonfundamental restriction.

     (7) Purchase or sell real estate, except that a Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by a Fund as a result of the ownership of securities; or


 ** [(8) With respect to 75% of its total assets, (i) invest more than 5% of its total assets in securities of any one issuer, excluding securities issued or guaranteed by the U.S Government or by its agencies and instrumentalities and options thereon or (ii) purchase more than 10% of the voting securities of any class of any issuer.]

       ** If Proposal 1. is approved, this restriction will no longer apply and will be eliminated. If Proposal 1. is not approved, this restriction will be retained.

                                                                  EXHIBIT E
                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                        THE WRIGHT EQUIFUND EQUITY TRUST
                                 DATED:   , 1996

     AMENDED AND RESTATED DECLARATION OF TRUST made , 1996 by the undersigned Trustees, being a majority of the Trustees in office on such date: Peter M. Donovan, H. Day Brigham, Jr., Winthrop S. Emmet, Leland Miles, A.M. Moody, III, Lloyd F. Pierce, George R. Prefer and Raymond Van Houtte (hereinafter referred to collectively as the "Trustees" and individually as a "Trustee", which terms shall include any successor Trustees or Trustee and any present Trustees who are not signatories to this instrument).

     WHEREAS, on July 14, 1989, the initial Trustees established a trust under a Declaration of Trust, which was subsequently amended and restated on December 20, 1989, for the investment and reinvestment of funds contributed therefor; and

     WHEREAS, a majority of the Trustees desire to further amend and restate said Amended and Restated Declaration of Trust pursuant to the provisions thereof;

     NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust established hereunder shall be held and managed under this Declaration of Trust as so amended and restated for the benefit of the holders, from time to time, of the shares of beneficial interest issued hereunder and subject to the provisions set forth below.

                                   ARTICLE I

                              NAME AND DEFINITIONS

     SECTION 1.1. NAME. The name of the trust created hereby is The Wright EquiFund Equity Trust (the "Trust").

     SECTION 1.2. DEFINITIONS. Wherever they are used herein, the following terms have the following respective meanings.

     (a) "ADMINISTRATOR" means the party, other than the Trust, to a contract described in Section 3.3 hereof.

     (b) "BY-LAWS" means the By-Laws referred to in Section 2.5 hereof, as from time to time amended.

     (c) "CLASS" means any division or Class of Shares within a Series or Fund, which Class is or has been established within such Series or Fund in accordance with the provisions of Article V.

     (d) "COMMISSION" has the meaning given it in the 1940 Act.

     (e) "CUSTODIAN" means any Person other than the Trust who has custody of any Trust Property as required by Section 17(f) of the 1940 Act, but does not include a system for the central handling of securities described in said
Section 17(f).

     (f) "DECLARATION" means this Declaration of Trust as amended from time to time. Reference in this Declaration of Trust to "Declaration," "hereof," and "hereunder" shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

     (g) "FUND" or "FUNDS," individually or collectively, means the separate Series of Shares of the Trust, together with the assets and liabilities belonging and allocated thereto.

     (h) "HIS" shall include the feminine and neuter, as well as the masculine, genders.

     (i) The term "INTERESTED PERSON" has the meaning specified in the 1940 Act subject, however, to such exceptions and exemptions as may be granted by the Commission in any rule, regulation or order.

     (j) "INVESTMENT ADVISER" means the party, other than the Trust, to an agreement described in Section 3.2 hereof.

     (k)The "1940 ACT" means the Investment Company Act of 1940 and the Rules and Regulations thereunder, as amended from time to time.

     (l) "PERSON" means and includes individuals, corporations, partnerships, trusts, associations, firms, joint ventures and other entities, whether or not legal entities, as well as governments, instrumentalities, and agencies and political subdivisions thereof, and quasi-governmental agencies and instrumentalities.

     (m) "PRINCIPAL UNDERWRITER" means the party, other than the Trust, to a contract described in Section 3.1 hereof.

     (n)  "PROSPECTUS"   means  the  Prospectus  and  Statement  of  Additional
Information included in the Registration Statement of the Trust under the Securities Act of 1933 as such Prospectus and Statement of Additional Information may be amended or supplemented and filed with the Commission from time to time.

     (o) "SERIES" individually or collectively means such separately managed component(s) or Fund(s) of the Trust (or, if the Trust shall have only one such component or Fund, then that one) as may be established and designated from time to time by the Trustees pursuant to Section 5.5 hereof.

     (p) "SHAREHOLDER" means a record owner of Outstanding Shares. A Shareholder of Shares of a Series shall be deemed to own a proportionate undivided beneficial interest in such Series equal to the number of Shares of each Series of which he is the record owner divided by the total number of Outstanding Shares of such Series. A Shareholder of Shares of a Class within a Series shall be deemed to own a proportionate undivided beneficial interest in such Class equal to the number of Shares of such Class of which he is the record owner divided by the total number of Outstanding Shares of such Class. As used herein the term "Shareholder" shall, when applicable to one or more Series or Funds or to one or more Classes thereof, refer to the record owners of Outstanding Shares of such Series, Fund or Funds or of such Class or Classes of Shares.


     (q) "SHARES" means the equal proportionate units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series or of any Class within any Series (as the context may require) which may be established by the Trustees, and includes fractions of Shares as well as whole Shares. "OUTSTANDING SHARES" means those Shares shown from time to time on the books of the Trust or its Transfer Agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the treasury of the Trust.

     (r) "TRANSFER AGENT" means any Person other than the Trust who maintains the Shareholder records of the Trust, such as the list of Shareholders, the number of Shares credited to each account, and the like.

     (s) "TRUST" means The Wright EquiFund Equity Trust. As used herein the term Trust shall, when applicable to one or more Series or Funds, refer to such Series or Funds.

     (t) The "TRUSTEES" means the persons who have signed this Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who now serve or may from time to time be duly elected, qualified and serving as Trustees in accordance with the provisions of Article II hereof and the By-Laws of the Trust, and reference herein to a Trustee or the Trustees shall refer to such person or persons in this capacity or their capacities as Trustees hereunder.

     (u) "TRUST PROPERTY" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees, including any and all assets of or allocated to any Series or Class, as the context may require.

     (v) Except as such term may be otherwise defined by the Trustees in connection with any meeting or other action of Shareholders or in conjunction with the establishment of any Series or Class of Shares, the term "VOTE" when used in connection with an action of Shareholders shall include a vote taken at a meeting of Shareholders or the consent or consents of Shareholders taken without such a meeting. Except as such term may be otherwise defined by the Trustees in connection with any meeting or other action of Shareholders or in conjunction with the establishment of any Series or Class of Shares, the term "VOTE OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES" as used in Sections
8.2 and 8.4 shall have the same meaning as is assigned to that term in the 1940 Act.

                                   ARTICLE II

                                    TRUSTEES

     SECTION 2.1. MANAGEMENT OF THE TRUST. The business and affairs of the Trust shall be managed by the Trustees and they shall have all powers and authority necessary, appropriate or desirable to perform that function. The number, term of office, manner of election, resignation, filling of vacancies and procedures with respect to meetings and actions of the Trustees shall be as prescribed in the By-Laws of the Trust.

     SECTION 2.2. GENERAL POWERS. The Trustees in all instances shall act as principals for and on behalf of the Trust and the applicable Series thereof, and their acts shall bind the Trust and the applicable Series. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary, appropriate or desirable in connection with the management of the Trust. The Trustees shall not be bound or limited in any way by present or future laws, practices or customs in regards to trust investments or to other investments which may be made by fiduciaries, but shall have full authority and power to make any and all investments which they, in their uncontrolled discretion, shall deem proper to promote, implement or accomplish the various objectives and interests of the Trust and of its Series of Shares. The Trustees shall have full power and authority to adopt such accounting and tax accounting practices as they consider appropriate for the Trust and for any Series or Class of Shares. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, and with such full powers of delegation as the Trustees may exercise from time to time. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of

Columbia,   and  in  any  and  all   commonwealths,   territories,
dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things as they deem necessary, appropriate or desirable in order to promote or implement the interests of the Trust or of any Series or Class of Shares although such things are not herein specifically mentioned. Any determination as to what is in the best interests of the Trust or of any Series or Class of Shares made by the Trustees in good faith shall be conclusive and binding upon all Shareholders. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of plenary power and authority to the Trustees.

     The enumeration of any specific power in this Declaration shall not be construed as limiting the aforesaid general and plenary powers.


     SECTION 2.3. INVESTMENTS. The Trustees shall have full power and authority:

     (a) To operate as and carry on the business of an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations.

     (b) To acquire or buy, and invest Trust Property in, own, hold for investment or otherwise, and to sell or otherwise dispose of, all types and kinds of securities including, but not limited to, stocks, profit-sharing interests or participations and all other contracts for or evidences of equity interests, bonds, debentures, warrants and rights to purchase securities, certificates of beneficial interest, bills, notes and all other contracts for or evidences of indebtedness, money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers' acceptances and other obligations, and all other negotiable and non-negotiable securities and instruments, however named or described, issued by corporations, trusts, associations or any other Persons, domestic or foreign, or issued or guaranteed by the United States of America or any agency or instrumentality thereof, by the government of any foreign country, by any State, territory or possession of the United States, by any political subdivision or agency or instrumentality of any State or foreign country, or by any other government or other governmental or quasi-governmental agency or instrumentality, domestic or foreign; to acquire and dispose of interests in domestic or foreign loans made by banks and other financial institutions; to deposit any assets of the Trust in any bank, trust company or banking institution or retain any such assets in domestic or foreign cash or currency; to purchase and sell gold and silver bullion, precious or strategic metals, coins and currency of all countries; to engage in "when issued" and delayed delivery transactions; to enter into repurchase agreements, reverse repurchase agreements and firm commitment agreements; to employ all types and kinds of hedging techniques and investment management strategies; and to change the investments of the Trust and of each Series.

     (c) To acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to acquire any rights or options to purchase or sell, to sell or otherwise dispose of, to lend and to pledge any Trust Property or any of the foregoing securities, instruments or investments; to purchase and sell (or write) options on securities, currency, precious metals and other commodities, indices, futures contracts and other financial instruments and assets, and enter into closing and other transactions in connection therewith; to enter into all types of commodities contracts, including without limitation the purchase and sale of futures contracts on securities, currency, precious metals and other commodities, indices and other financial instruments and assets; to enter into forward foreign currency exchange contracts and other foreign exchange and currency transactions of all types and kinds; to enter into interest rate, currency and other swap transactions; and to engage in all types and kinds of hedging and risk management transactions.

     (d) To exercise all rights, powers and privileges of ownership or interest in all securities and other assets included in the Trust Property, including without limitation the right to vote thereon and otherwise act with respect thereto; and to do all acts and things for the preservation, protection, improvement and enhancement in value of all such securities and assets.

     (e) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, lease, develop and dispose of (by sale or otherwise) any type or kind of property, real or personal, including domestic or foreign currency, and any right or interest therein.

     (f) To borrow money and in this connection issue notes, commercial paper or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security all or any part of the Trust Property; to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person; and to send all or any part of the Trust Property to other Persons.

     (g) To aid, support or assist by further investment or other action any Person, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trust or any Series has any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest; and to guarantee or become surety on any or all of the contracts, securities and other obligations of any such Person.

     (h) To carry on any other business in connection with or incidental to any of the foregoing powers referred to in this Declaration, to do everything necessary, appropriate or desirable for the accomplishment of any purpose or the attainment of any object or the furtherance of any power referred to in this Declaration, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or arising out of or connected with such business or purposes, objects or powers.

     The foregoing clauses shall be construed both as objects and powers, and shall not be held to limit or restrict in any manner the general and plenary powers of the Trustees.

     Notwithstanding any other provision herein, the Trustees shall have full power in their discretion, without any requirement of approval by Shareholders, to invest part or all of the Trust Property (or part or all of the assets of any Fund), or to dispose of part or all of the Trust Property (or part or all of the assets of any Fund) and invest the proceeds of such disposition, in securities issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of the State of New York or of any other state) which is classified as a partnership for federal income tax purposes.

     SECTION 2.4. LEGAL TITLE. Legal title to all the Trust Property shall be vested in the Trustees who from time to time shall be in office. The Trustees may hold any security or other Trust Property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, and may cause legal title to any security or other Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust or any Series, or in the name of a custodian, subcustodian, agent, securities depository, clearing agency, system for the central handling of securities or other book-entry system, or in the name of a nominee or nominees of the Trust or a Series, or in the name of a nominee or nominees of a custodian, subcustodian, agent, securities depository, clearing agent, system for the central handling of securities or other book-entry system, or in the name of any other Person as nominee. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. Upon the termination of the term of office, resignation, removal or death of a Trustee he shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees.

     SECTION 2.5. BY-LAWS. The Trustees shall have full power and authority to adopt By-Laws providing for the conduct of the business of the Trust and containing such other provisions as they deem necessary, appropriate or desirable, and to amend and repeal such By-Laws. Unless the By-Laws specifically require that Shareholders authorize or approve the amendment or repeal of a particular provision of the By-Laws, any provision of the By-Laws may be amended or repealed by the Trustees without Shareholder authorization or approval.

     SECTION 2.6. DISTRIBUTION AND REPURCHASE OF SHARES. The Trustees shall have full power and authority to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares. Shares may be sold for cash or property or other consideration whenever and in such amounts and manner as the Trustees deem desirable. The Trustees shall have full power to provide for the distribution of Shares either through one or more principal underwriters or by the Trust itself, or both. The Trustees shall have full power and authority to cause the Trust and any Series and Class of Shares to finance distribution activities in the manner described in Section 3.7, and to authorize the Trust, on behalf of one or more Series or Classes of Shares, to adopt or enter into one or more plans or arrangements whereby multiple Series and Classes of Shares may be issued and sold to various types of investors.

     SECTION 2.7. DELEGATION. The Trustees shall have full power and authority to delegate from time to time to such of their number or to officers, employees or agents of the Trust or to other Persons the doing of such things and the execution of such agreements or other instruments either in the name of the Trust or any Series of the Trust or the names of the Trustees or otherwise as the Trustees may deem desirable or expedient.

     SECTION 2.8. COLLECTION AND PAYMENT. The Trustees shall have full power and authority to collect all property due to the Trust; to pay all claims, including taxes, against the Trust or Trust Property; to prosecute, defend, compromise, settle or abandon any claims relating to the Trust or Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

     SECTION 2.9. EXPENSES. The Trustees shall have full power and authority to incur on behalf of the Trust or any Series or Class of Shares and pay any costs or expenses which the Trustees deem necessary, appropriate, desirable or incidental to carry out, implement or enhance the business or operations of the Trust or any Series thereof, and to pay compensation from the funds of the Trust to themselves as Trustees. The Trustees shall determine the compensation of all officers, employees and Trustees of the Trust. The Trustees shall have full power and authority to cause the Trust to charge all or any part of any cost, expense or expenditure (including without limitation any expense of selling or distributing Shares) or tax against the principal or capital of the Trust or any Series or Class of Shares, and to credit all or any part of the profit, income or receipt (including without limitation any deferred sales charge or fee, whether contingent or otherwise, paid or payable to the Trust or any Series or Class of Shares on any redemption or repurchase of Shares) to the principal or capital of the Trust or any Series or Class of Shares.

     SECTION 2.10. MANNER OF ACTING. Except as otherwise provided herein or in the By-Laws, the Trustees and committees of the Trustees shall have full power and authority to act in any manner which they deem necessary, appropriate or desirable to carry out, implement or enhance the business or operations of the Trust or any Series thereof.

     SECTION 2.11. MISCELLANEOUS POWERS. The Trustees shall have full power and authority to: (a) distribute to Shareholders all or any part of the earnings or profits, surplus (including paid-in surplus), capital (including paid-in capital) or assets of the Trust or of any Series or Class of Shares, the amount of such distributions and the manner of payment thereof to be solely at the discretion of the Trustees; (b) employ, engage or contract with such Persons as the Trustees may deem desirable for the transaction of the business or operations of the Trust or any Series thereof; (c) enter into or cause the Trust or any Series thereof to enter into joint ventures, partnerships (whether as general partner, limited partner or otherwise) and any other combinations or associations; (d) remove Trustees or fill vacancies in or add to their number, elect and remove such officers and appoint and terminate such agents or employees or other Persons as they consider appropriate, and appoint from their own number, and terminate, any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine; (e) purchase, and pay for out of Trust Property, insurance policies which may insure such of the Shareholders, Trustees, officers, employees, agents, investment advisers, administrators, principal underwriters, distributors or independent contractors of the Trust as the Trustees deem appropriate against loss or liability arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such loss or liability; (f) establish pension, profit- sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (g) indemnify or reimburse any Person with whom the Trust or any Series thereof has dealings, including without limitation the Investment Adviser, Administrator, Principal Underwriter, Transfer Agent and financial service firms, to such extent as the Trustees shall determine; (h) guarantee the indebtedness or contractual obligations of other Persons; (i) determine and change the fiscal year of the Trust or any Series thereof and the methods by which its and their books, accounts and records shall be kept; and
(j) adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust or any Series thereof.

     SECTION 2.12. LITIGATION. The Trustees shall have full power and authority, in the name and on behalf of the Trust, to engage in and to prosecute, defend, compromise, settle, abandon, or adjust by arbitration or otherwise, any actions, suits, proceedings, disputes, claims and demands relating to the Trust, and out of the assets of the Trust or any Series thereof to pay or to satisfy any liabilities, losses, debts, claims or expenses (including without limitation attorneys' fees) incurred in connection therewith, including those of litigation, and such power shall include without limitation the power of the Trustees or anycommittee thereof, in the exercise of their or its good faith business judgment, to dismiss or terminate any action, suit, proceeding, dispute, claim or demand, derivative or otherwise brought by any Person, including a Shareholder in his own name or in the name of the Trust or any Series thereof, whether or not the Trust or any Series thereof or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust or any Series thereof.

                                  ARTICLE III


                                   CONTRACTS

     SECTION 3.1. PRINCIPAL UNDERWRITER. The Trustees may in their discretion from time to time authorize the Trust to enter into one or more contracts providing for the sale of the Shares. Pursuant to any such contract the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, any such contract shall be on such terms and conditions as the Trustees may in their discretion determine; and any such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

     SECTION 3.2. INVESTMENT ADVISER. The Trustees may in their discretion from time to time authorize the Trust to enter into one or more investment advisory agreements, or, if the Trustees establish multiple Series, separate investment advisory agreements, with respect to one or more Series whereby the other party or parties to any such agreements shall undertake to furnish the Trust or such Series investment advisory and research facilities and services and such other facilities and services, if any, as the Trustees shall consider desirable and all upon such terms and conditions as the

Trustees may in their discretion determine. Notwithstanding any provisions of this Declaration, the Trustees may authorize the Investment Adviser, in its discretion and without any prior consultation with the Trust, to buy, sell, lend and otherwise trade and deal in any and all securities, commodity contracts and other investments and assets of the Trust and of each Series and to engage in and employ all types of transactions and strategies in connection therewith. Any such action taken pursuant to such agreement shall be deemed to have been authorized by all of the Trustees.

     The Trustees may also authorize the Trust to employ, or authorize the Investment Adviser to employ, one or more subinvestment advisers from time to time to perform such of the acts and services of the Investment Adviser and upon such terms and conditions as may be agreed upon between the Investment Adviser and such sub-investment adviser and approved by the Trustees.

     SECTION 3.3. ADMINISTRATOR. The Trustees may in their discretion from time to time authorize the Trust to enter into an administration agreement or, if the Trustees establish multiple Series or Classes, separate administration agreements with respect to one or more Series or Classes, whereby the other party to such agreement shall undertake to furnish to the Trust or a Series or a Class thereof with such administrative facilities and services and such other facilities and services, if any, as the Trustees consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine.

     SECTION 3.4. OTHER SERVICE PROVIDERS. The Trustees may in their discretion from time to time authorize the Trust to enter into one or more agreements with respect to one or more Series or Classes of Shares whereby the other party or parties to any such agreements will undertake to provide to the Trust or Series or Class or Shareholders or beneficial owners of Shares such services as the Trustees consider desirable and all upon such terms and conditions as the Trustees in their discretion may determine.

     SECTION 3.5. TRANSFER AGENTS. The Trustees may in their discretion from time to time appoint one or more transfer agents for the Trust or any Series thereof. Any contract with a transfer agent shall be on such terms and conditions as the Trustees may in their discretion determine.

     SECTION 3.6. CUSTODIAN. The Trustees may appoint a bank or trust company having an aggregate capital, surplus and undivided profits (as sown in its last published report) of at least $2,000,000 as the principal custodian of the Trust (the "Custodian") with authority as its agent to hold cash and securities owned by the Trust and to release and deliver the same upon such terms and conditions as may be agreed upon between the Trust and the Custodian.

     SECTION 3.7. PLANS OF DISTRIBUTION. The Trustees may in their discretion authorize the Trust, on behalf of one or more Series or Classes of Shares, to adopt or enter into a plan or plans of distribution and any related agreements whereby the Trust or Series or Class may finance directly or indirectly any activity which is primarily intended to result in sales of Shares or any distribution activity within the meaning of Rule 12b-1 (or any successor rule) under the 1940 Act. Such plan or plans of distribution and any related agreements may contain such terms and conditions as the Trustees may in their discretion determine, subject to the requirements of the 1940 Act and any other applicable rules and regulations.

     SECTION 3.8. AFFILIATIONS. The fact that:

     (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, creditor, director, officer, partner, trustee or employee of or has any interest in any Person or any parent or affiliate ofany such Person, with which a contract or agreement of the character described in Sections 3.1, 3.2, 3.3, 3.4, 3.5 or 3.6 above has been or will be made or to which payments have been or will be made pursuant to a plan or related agreement described in

Section 3.7 above, or that any such Person, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that

     (ii) any such Person also has similar contracts, agreements or plans with other investment companies (including, without limitation, the investment companies referred to in the last paragraph of Section 2.3) or organizations, or has other business activities or interests, shall not affect in any way the validity of any such contract, agreement or plan or disqualify any Shareholder, Trustee or officer of the Trust from authorizing, voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

                                   ARTICLE IV

          LIMITATIONS OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OTHERS

     SECTION 4.1. NO PERSONAL LIABILITY OF SHAREHOLDERS, TRUSTEES, OFFICERS AND EMPLOYEES. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust or any Series thereof. All Persons dealing or contracting with the Trustees as such or with the Trust or any Series thereof shall have recourse only to the Trust or such Series for the payment of their claims or for the payment or satisfaction of claims, obligations or liabilities arising out of such dealings or contracts. No Trustee, officer or employee of the Trust, whether past, present or future, shall be subject to any personal liability whatsoever to any such Person, and all such Persons shall look solely to the Trust Property, or to the assets of one or more specific Series of the Trust if the claim arises from the act, omission or other conduct of such Trustee, officer or employee with respect to only such Series, for satisfaction of claims of any nature arising in connection with the affairs of the Trust or such Series. If any Shareholder, Trustee, officer or employee, as such, of the Trust or any Series thereof, is made a party to any suit or proceeding to enforce any such liability of the Trust or any Series thereof, he shall not, on account thereof, be held to any personal liability.

     SECTION 4.2. TRUSTEE'S GOOD FAITH ACTION; ADVICE OF OTHERS; NO BOND OR SURETY. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, investment adviser or other adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. In discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the records, books and accounts of the Trust and upon reports made to the Trustees by any officer, employee, agent, consultant, accountant, attorney, investment adviser or other adviser, principal underwriter, expert, professional firm or independent contractor. The Trustees as such shall not be required to give any bond, surety or other security for the performance of their duties. No provision of this Declaration shall protect any Trustee or officer of the Trust against any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     SECTION 4.3. INDEMNIFICATION. The Trustees may provide, whether in the By-Laws or by contract, vote or other action, for the indemnification by the Trust or by any Series thereof of the Shareholders, Trustees, officers and employees of the Trust and of such other Persons as the Trustees in the exercise of their discretion may deem appropriate or desirable. Any such indemnification may be mandatory or permissive, and may be insured against by policies maintained by the Trust.

     SECTION 4.4. NO DUTY OF INVESTIGATION. No purchaser, lender or other Person dealing with the Trustees or any officer, employee or agent of the Trust or a Series thereof shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or a Series thereof or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust or a Series thereof. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or a Series thereof or undertaking made or issued by the Trustees may recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of the Trust or a Series thereof under any such instrument are not binding upon any of the Trustees or Shareholders individually, but bind only the Trust Property or the Trust Property of the applicable Series, and may contain any further recital which they may deem appropriate, but the omission of any such recital shall not operate to bind the Trustees or Shareholders individually.

     SECTION 4.5. RELIANCE ON RECORDS AND EXPERTS. Each Trustee, officer or employee of the Trust or a Series thereof shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the records, books and accounts of the Trust or a Series thereof, upon an opinion or other advice of legal counsel, or upon reports made or advice given to the Trust or a Series thereof by any Trustee or any of its officers or employees or by the Investment Adviser, the Administrator, the Custodian, the Principal Underwriter, Transfer Agent, accountants, appraisers or other experts, advisers, consultants or professionals selected with reasonable care by the Trustees or officers of the Trust, regardless of whether the person rendering such report or advice may also be a Trustee, officer or employee of the Trust.

                                   ARTICLE V

                         SHARES OF BENEFICIAL INTEREST

     SECTION 5.1. BENEFICIAL INTEREST. The interest of the beneficiaries hereunder shall be divided into transferable Shares of beneficial interest without par value. The number of such Shares of beneficial interest authorized hereunder and the number of Shares of each Series or Class thereof that may be issued hereunder is unlimited. The Trustees shall have the exclusive authority without the requirement of Shareholder authorization or approval to establish and designate one or more Series of Shares and one or more Classes thereof as the Trustees deem necessary, appropriate or desirable. Each Share of any Series shall represent a beneficial interest only in the assets of that Series. Subject to the provisions of Section 5.5 hereof, the Trustees may also authorize the creation of additional Series of Shares (the proceeds of which may be invested in separate and independent investment portfolios) and additional Classes of Shares within any Series. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend or distribution in Shares or a split in Shares, shall be fully paid and nonassessable.

     SECTION 5.2. RIGHTS OF SHAREHOLDERS. The ownership of the Trust Property of every description and the right to conduct any business of the Trust are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust or of any Fund nor can they be called upon to share or assume any losses of the Trust or of any Fund or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may specifically determine with respect to any Series or Class of Shares.

     SECTION 5.3. TRUST ONLY. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, limited liability company, corporation, bailment or any form of legal relationship other than a Massachusetts business trust. Nothing in this Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or member of a joint stock association.

     SECTION 5.4. ISSUANCE OF SHARES. The Trustees in their discretion may, from time to time and without any authorization or vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem appropriate or desirable, except that only Shares previously contracted to be sold may be issued during any period when the right of redemption is suspended pursuant to Section 6.9 hereof, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and reissue and resell full and fractional Shares held in the treasury. The Trustees may from time to time divide or combine the Shares of the Trust or, if the Shares be divided into Series or Classes, of any Series or any Class thereof of the Trust, into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust or in the Trust Property allocated or belonging to such Series or Class. Contributions to the Trust or Series thereof may be accepted for, and Shares shall be redeemed as, whole
Shares and/or fractional Shares as the Trustees may in their discretion determine. The Trustees may authorize the issuance of certificates of beneficial interest to evidence the ownership of Shares. Shares held in the treasury shall not be voted nor shall such Shares be entitled to any dividends or other distributions declared with respect thereto.

     SECTION 5.5. SERIES AND CLASS DESIGNATIONS. Without limiting the exclusive authority of the Trustees set forth in Section 5.1 to establish and designate any further Series, it is hereby confirmed that the Trust consists of the presently Outstanding Shares of the following Series: Wright EquiFund-Australasia, Wright EquiFund-Austria, Wright EquiFund-Belgium/Luxembourg, Wright EquiFund-Britain, Wright EquiFund-Canada, Wright EquiFund-France, Wright EquiFund-Germany, Wright EquiFund- Global, Wright EquiFund-Hong Kong, Wright EquiFund-International, Wright EquiFund-Ireland, Wright EquiFund-Italian, Wright EquiFund-Japan, Wright EquiFund-Mexico, Wright EquiFund-Netherlands, Wright EquiFund-Nordic, Wright EquiFund-Spanish, Wright EquiFund-Switzerland, Wright EquiFund- United States (the "Existing Series"). The Shares of any Series and Classes thereof that may from time to time be established and designated by the Trustees shall be established and designated, and the variations in the relative rights and preferences as between the different Series and Classes shall be fixed and determined, by the Trustees (unless the Trustees otherwise determine with respect to Series or Classes at the time of establishing and designating the same); provided, that all Shares shall be identical except that there may be variations so fixed and determined between different Series or Classes thereof as to investment objective, policies and restrictions, sales charges, purchase prices, determination of net asset value, assets, liabilities, expenses, costs, charges and reserves belonging or allocated thereto, the price, terms and manner of redemption or repurchase, special and relative rights as to dividends and distributions and on liquidation, conversion rights, exchange rights, and voting rights. All references to Shares in this Declaration shall be deemed to be Shares of any or all Series or Classes as the context may require. As to any division of Shares of the Trust into Series or Classes, the following provisions shall be applicable:

     (i) The number of authorized Shares and the number of Shares of each Series or Class thereof that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series or Class into one or more other Series or one or more other Classes that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other Series or Class), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Series or Class reacquired by the Trust at their discretion from time to time.

     (ii) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series and except as may otherwise be required by applicable tax laws, and shall be so recorded on the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees or their delegate shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each such allocation by the Trustees or their delegate shall be conclusive and binding upon the Shareholders of all Series for all purposes. No holder of Shares of any Series shall have any claim on or right to any assets allocated or belonging to any other Series.

     (iii) Any general liabilities, expenses, costs, charges or reserves of the Trust which are notreadily identifiable as belonging to any particular Series shall be allocated and charged by there Trustees or their delegate to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The assets belonging to each particular Series shall be charged with the liabilities, expenses, costs, charges and reserves of the Trust so allocated to that Series and all liabilities, expenses, costs, charges and reserves attributable to that Series which are not readily identifiable as belonging to any particular Class thereof. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees or their delegate shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes. The Trustees shall have full discretion to determine which items are capital; and each such determination shall be conclusive and binding upon the Shareholders. The assets of a particular Series of the Trust shall, under no circumstances, be charged with liabilities, expenses, costs, charges and reserves attributable to any other Series or Class thereof of the Trust. All Persons extending credit to, or contracting with or having any claim against a particular Series of the Trust shall look only to the assets of that particular Series for payment of such credit, contract or claim.

     (iv) Dividends and distributions on Shares of a particular Series or Class may be paid or credited in such manner and with such frequency as the Trustees may determine, to the holders of Shares of that Series or Class, from such of the earnings or profits, surplus (including paid-in surplus), capital (including paid-in capital) or assets belonging to that Series, as the Trustees may deem appropriate or desirable, after providing for actual and accrued liabilities, expenses, costs, charges and reserves belonging and allocated to that Series or Class. Such dividends and distributions may be paid daily or otherwise pursuant to the offering prospectus relating to the Shares or pursuant to a standing vote or votes of the Trustees adopted only once or from time to time or pursuant to other authorization or instruction of the Trustees. All dividends and distributions on Shares of a particular Series or Class shall be distributed pro rata to the Shareholders of that Series or Class in proportion to the number of Shares of that Series or Class held by such Shareholders at the time of record established for the payment or crediting of such dividends or distributions.

     (v) Each Share of a Series of the Trust shall represent a beneficial interest in the net assets of such Series. Each holder of Shares of a Series or Class thereof shall be entitled tothe net receive his pro rata Share of distributions of income and capital gains made with respect to such Series or Class net of liabilities, expenses, costs, charges and reserves belonging and allocated to such Series or Class. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a Series, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust. Upon liquidation or termination of a Series or Class thereof of the Trust, a Shareholder of such Series or Class thereof shall be entitled to receive a pro rata Share of the net assets of such Series based on the net asset value of his Shares. A Shareholder of a particular Series of the Trust shall not be entitled to commence or participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Trust.

     (vi) On any matter submitted to a vote of Shareholders, the Shares entitled to vote thereon and the manner in which such Shares shall be voted shall be as set forth in the By-Laws or proxy materials for the meeting or other solicitation materials or as otherwise determined by the Trustees, subject to any applicable requirements of the 1940 Act. The Trustees shall have full power and authority to call meetings of the Shareholders of a particular Class or Classes of Shares or of one or more particular Series of Shares, or otherwise call for the action of such Shareholders on any particular matter.

     (vii) Except as otherwise provided in this Article V, the Trustees shall have full power and authority to determine the designations, preferences, privileges, sales charges, purchasel power prices, assets, liabilities, expenses, costs, charges and reserves belonging or allocated thereto, limitations and rights, including without limitation voting, dividend, distribution and liquidation rights, of each Class and Series of Shares. Subject to any applicable requirements of the 1940 Act, the Trustees shall have the authority to provide that the Shares of one Class shall be automatically converted into Shares of another Class of the same Series or that the holders of Shares of any Series or Class shall have the right to convert or exchange such Shares into Shares of one or more other Series or Classes of Shares, all in accordance with such requirements, conditions and procedures as may be established by the Trustees.

     (viii) The establishment and designation of any Series or Class of Shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Series or Class, or as otherwise provided in such instrument. The Trustees may by an instrument subsequently executed by a majority of their number amend, restate or rescind any prior instrument relating to the establishment and designation of any such Series or Class. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration in accordance with Section 8.4 hereof, and a copy of each such instrument shall be filed in accordance with Section 10.1 hereof.

     SECTION 5.6. ASSENT TO DECLARATION OF TRUST AND BY-LAWS. Every Shareholder, by virtue of having become a Shareholder, shall be held to have expressly assented and agreed to all the terms and provision of this Declaration and of the By-Laws of the Trust.


                              ARTICLE VI

                 REDEMPTION AND REPURCHASE OF SHARES

SECTION 6.1. REDEMPTION OF SHARES. (a) Shares of the Trust shall be redeemable, at such times and in such manner as may be permitted by the Trustees from time to time. The Trustees shall have full power and authority to vary and change the right of redemption applicable to the various Series and Classes of Shares established by the Trustees. Redeemed or repurchased Shares may be resold by the Trust. The Trust may require any Shareholder to pay a sales charge to the Trust, the Principal Underwriter or any other Person designated by the Trustees upon redemption or repurchase of Shares in such amount and upon such conditions as shall be determined from time to time by the Trustees.

(b) The Trust shall redeem the Shares of the Trust or any Series or Class thereof at the price determined as hereinafter set forth, upon the appropriately verified written application of the record holder thereof (or upon such other form of request as the Trust may use for the purpose) deposited at such office or agency as may be designated from time to time for that purpose by the Trustees. The Trust may from time to time establish additional requirements, terms, conditions and procedures, not inconsistent with the 1940 Act, relating to the redemption of Shares.

     SECTION 6.2. PRICE. Shares shall be redeemed at a price based on their net asset value determined as set forth in Section 7.1 hereof as of such time as the Trustees shall prescribe. The amount of any sales charge or redemption fee payable upon redemption of Shares may be deducted from the proceeds of such redemption.

     SECTION 6.3. PAYMENT. Payment of the redemption price of Shares thereof shall be made in cash or in property to the Shareholder at such time and in the manner, not inconsistent with the 1940 Act, as may be specified from time to time in the then effective prospectus relating to such Shares, subject to the provisions of Sections 6.4 and 6.9 hereof. Notwithstanding the foregoing, the Trust or its agent may withhold from such redemption proceeds any amount arising (i) from a liability of the redeeming Shareholder to the Trust, or (ii) in connection with any federal or state tax withholding requirements.

     SECTION 6.4. EFFECT OF SUSPENSION OF DETERMINATION OF NET ASSET VALUE. If, pursuant to Section 7.1 hereof, the Trust shall declare a suspension of the determination of net asset value with respect to Shares of the Trust or of any Series or Class thereof, the rights of Shareholders (including those who shall have applied for redemption pursuant to Section 6.1 hereof but who shall not yet have received payment) to have Shares redeemed and paid for by the Trust or a Series shall be suspended until the termination of such suspension is declared. Any record holder who shall have his redemption right so suspended may, during the period of such suspension, by appropriate written notice at the office or agency where his application or request for redemption was made, withdraw his application or request and withdraw any Share certificates on deposit.

     SECTION 6.5. REPURCHASE BY AGREEMENT. The Trust may repurchase Shares directly, or through the Principal Underwriter or another agent designated for the purpose, by agreement with the owner thereof at a price not exceeding the net asset value per share determined as of such time as the Trustees shall prescribe. The Trust may from time to time establish the requirements, terms, conditions and procedures relating to such repurchases, and the amount of any sales charge or repurchase fee payable on any repurchase of Shares may be deducted from the proceeds of such repurchase.

     SECTION 6.6. REDEMPTION OF SHAREHOLDER'S INTEREST. The Trustees, in their sole discretion, may cause the Trust to redeem all of the Shares of one or more Series or Classes thereof held by any Shareholder if the value of such Shares held by such Shareholder is less than the minimum amount established from time to time by the Trustees.

     SECTION 6.7. REDEMPTION OF SHARES IN ORDER TO QUALIFY AS REGULATED INVESTMENT COMPANY; DISCLOSURE OF HOLDING.

     (a) If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of the Trust has or may become concentrated in any Person to an extent which would disqualify the Trust or any Series of the Trust as a regulated investment company under the Internal Revenue Code in 1986, then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person a number, or principal amount, of Shares or other securities of the Trust or any Series of the Trust sufficient to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust or any Series of the Trust into conformity with the requirements for such qualification and conformity with the requirements for such qualification and (ii) to refuse to transfer or issue Shares or other securities of the Trust or any Series of the Trust to any Person whose acquisition of the Shares or other securities of the Trust or any Series of the Trust in question would result in such disqualification. The redemption shall be effected in the manner provided in
Section 6.1 and at the redemption price referred to in Section 6.2.

     (b) The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code of 1986, or to comply with the requirements of any other taxing authority.

     SECTION 6.8. REDUCTIONS IN NUMBER OF OUTSTANDING SHARES PURSUANT TO NET ASSET VALUE FORMULA. The Trust may also reduce the number of outstanding Shares of the Trust or of any Series or Class thereof pursuant to the provisions of
Section 7.3.

     SECTION 6.9. SUSPENSION OF RIGHT OF REDEMPTION. The Trust may declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust or a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust or a Fund fairly to determine the value of its net assets, or (iv) as the Commission may by order permit for the protection of security holders of the Trust. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment on redemption until the Trust shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in clauses (ii) or (iii) shall have expired (as to which in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive). In the case of a suspension of the right of redemption, a Shareholder may either withdraw his application or request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

                                 ARTICLE VII

       DETERMINATION OF NET ASSET VALUE, NET INCOME AND DISTRIBUTIONS

     SECTION 7.1. NET ASSET VALUE. The net asset value of each outstanding Share of the Trust or of each Series or Class thereof shall be determined on such days and at or as of such time or times as the Trustees may determine. Any reference in this Declaration to the time at which a determination of net asset value is made shall mean the time as of which the determination is made. The power and duty to determine net asset value may be delegated by the Trustees from time to time to the Investment Adviser, the Administrator, the Custodian, the Transfer Agent or such other Person or Persons as the Trustees may determine. The value of the assets of the Trust or any Series thereof shall be determined in a manner authorized by the Trustees. From the total value of said assets, there shall be deducted all indebtedness, interest, taxes, payable or accrued, including estimated taxes on unrealized book profits, expenses and management charges accrued to the appraisal date, amounts determined and declared as a dividend or distribution and all other items in the nature of liabilities which shall be deemed appropriate, as incurred by or allocated to the Trust or any Series or Class thereof. The resulting amount, which shall represent the total net assets of the Trust or Series or Class thereof, shall be divided by the number of Shares of the Trust or Series or Class thereof outstanding at the time and the quotient so obtained shall be deemed to be the net asset value of the Shares of the Trust or Series or Class thereof. The Trust may declare a suspension of the determination of net asset value to the extent permitted by the 1940 Act. It shall not be a violation of any provision of this Declaration if Shares are sold, redeemed or repurchased by the Trust at a price other than one based on net asset value if the net asset value is affected by one or more errors inadvertently made in the pricing of portfolio securities or other investments or in accruing or allocating income, expenses, reserves or liabilities. No provision of this Declaration shall be construed to restrict or affect the right or ability of the Trust to employ or authorize the use of pricing services, appraisers or any other means, methods, procedures, or techniques in valuing the assets or calculating the liabilities of the Trust or any Series or Class thereof.

     SECTION 7.2. DIVIDENDS AND DISTRIBUTIONS.
     (a) the Trustees may from time to time distribute ratably among the Shareholders of the Trust or of a Series or Class thereof such proportion of the net earnings or profits, surplus (including paid-in surplus), capital (including paid-in capital), or assets of the Trust or such Series held by the Trustees as they may deem appropriate or desirable. Such distributions may be made in cash, additional Shares or property (including without limitation any type of obligations of the Trust or Series or Class or any assets thereof), and the Trustees may distribute ratably among the Shareholders of the Trust or Series or Class thereof additional Shares of the Trust or Series or Class thereof issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem appropriate or desirable. Such distributions may be among the Shareholders of the Trust or Series or Class thereof at the time of declaring a distribution or among the Shareholders of the Trust or Series or Class thereof at such other date or time or dates or times as the Trustees shall determine. The Trustees may in their discretion determine that, solely for the purposes of such distributions, Outstanding Shares shall exclude Shares for which orders have been placed subsequent to a specified time. The Trustees may always retain from the earnings or profits such amounts as they may deem appropriate or desirable to pay the expenses and liabilities of the Trust or a Series or Class thereof or to meet obligations of the Trust or a Series or Class thereof, together with such amounts as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business or operations of the Trust or such Series. The Trust may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or other distribution plans, cash dividend payout plans or other distribution plans as ther such a Trustees may deem appropriate or desirable. The Trustees may in their discretion determine that an account administration fee or other similar charge may be deducted directly from the income and other distributions paid on Shares to a Shareholder's account in any Series or Class.

     (b) The Trustees may prescribe, in their absolute discretion, such bases and times for determining the amounts for the declaration and payment of dividends and distributions as they may deem necessary, appropriate or desirable.

     (c) Inasmuch as the computation of net income and gains for federal income tax purposes may vary from the computation thereof on the books of account, the above provisions shall be interpreted to give the Trustees full power and authority in their absolute discretion to distribute for any fiscal year as dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust or a Series thereof to avoid or reduce liability for taxes.

   SECTION 7.3. CONSTANT NET ASSET VALUE; REDUCTION OF OUTSTANDING SHARES.
The Trustees may determine to maintain the net asset value per Share of any Series or Class at a designated constant amount and in connection therewith may adopt procedures not inconsistent with the 1940 Act for the continuing declarations of income attributable to that Series or Class as dividends payable in additional Shares of that Series or Class or in cash or in any combination thereof and for the handling of any losses attributable to that Series or Class. Such procedures may provide that, if, for any reason, the income of any such Series or Class determined at any time is a negative amount, the Trust may with respect to such Series or Class (i) offset each Shareholder's pro rata share of such negative amount from the accrued dividend account of such Shareholder, or (ii) reduce the number of Outstanding Shares of such Series or Class by reducing the number of Shares in the account of such Shareholder by that number of full and fractional Shares which represents the amount of such excess negative income, or (iii) cause to be recorded on the books of the Trust an asset account in the amount of such negative income, which account may be reduced by the amount, provided that the same shall thereupon  become the property of the Trust with respect to such Series or Class and shall not be paid to any Shareholder, of dividends declared thereafter upon the Outstanding Shares of such Series or Class on the day such negative income is  experienced,  until  such  asset account is reduced to zero, or (iv) combine the methods  described in clauses (i), (ii) and
(iii) of this sentence, in order to cause the net asset value per Share of such Series or Class to remain at a constant amount per Outstanding Share immediately after such determination and declaration. The Trust may also fail to declare a dividend out of income for the purpose of causing the net asset value of any such Share to be increased. The Trustees shall have full discretion to determine whether any cash or property received shall be treated as income or as principal and whether any item of expense shall be charged to the income or the principal account, and their determination made in good faith shall be conclusive upon all Shareholders. In the case of stock dividends or similar  distributions  received,  the Trustees shall
have  full discretion   to  determine,   in  the  light  of  the   particular
circumstances, how much if any of the value thereof shall be treated as income, the balance, if any, to be treated as principal.

     SECTION 7.4. POWER TO MODIFY FOREGOING PROCEDURES. Notwithstanding any provisions contained in this Declaration, the Trustees may prescribe, in their absolute discretion, such other means, methods, procedures or techniques for determining the per Share net asset value of a Series or Class thereof or the income of the Series of Class thereof, or for the declaration and payment of dividends and distributions on any Series or Class of Shares.

                           ARTICLE VIII

                DURATION; TERMINATION OF TRUST OR A
               SERIES OR CLASS; MERGERS; AMENDMENTS

     SERIES 8.1. DURATION. The Trust shall continue without limitation of time but subject to the provisions of this Article VIII. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to terminate or annul the Trust or to revoke any existing agency or delegation of authority pursuant to the terms of this Declaration or of the By-Laws

     SERIES 8.2. TERMINATION OF THE TRUST OR A SERIES OR A CLASS. (a) The Trust or any Series or Class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the Shares outstanding and entitled to vote at any meeting of Shareholders of the Trust or the appropriate Series or Class thereof, or by an instrument or instruments in writing without a meeting, consented to byass the holders of two-thirds of the Shares of the Trust or a Series or Class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting, that, securities of the Trust or a Series or Class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to Shareholders stating that a majority of the
Trustees has determined that the continuation of the Trust or a Series or a Class thereof is not in the best interest of the Trust, such Series or Class or of their respective Shareholders. Such determination may (but need not) be
based on  factors  or events   adversely  affecting  the  ability of the
Trust, such Series or Class to conduct its business and operations in an; economically viable manner. Such factors and events may include (but are not limited to) the inability of a Series or Class or the Trust to maintain its assets at an appropriate size, changes in laws or regulations governing the Series or Class or the Trust or affecting assets of the type in which such Series or Class or the Trust invests, or political, social, legal or economic developments or trends having an adverse impact on the business or operations of such Series or Class or the Trust. Upon the termination of the Trust or the Series or Class,

     (i) The Trust, Series or Class shall carry on no business except for the purpose of winding up its affairs.

     (ii) The Trustees shall proceed to wind up the affairs of the Trust, Series or Class and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust, Series or Class shall have been wound up, including the power to fulfill or discharge the contract of the Trust, Series or Class, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or assets allocated or belonging to such Series or Class to one or more persons at public or private sale for the consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business.

     (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or the remaining property of the terminated Series or Class, in cash or in kind or in any combination thereof, among the Shareholders of the Trust or the Series or Class according to their respective rights.

     (b) After termination of the Trust, Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Massachusetts Secretary of State an instrument in writing setting forth the fact of such and file termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease.


     SECTION 8.3. MERGER, CONSOLIDATION OR SALE OF ASSETS OF A SERIES. A particular Series may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of its property, including its good will, upon such terms and conditions and for such consideration when and as authorized by the Trustees and without any authorization, vote or consent of the Shareholders; and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the Commonwealth of Massachusetts. The Trustees may also at any time sell and convert into money all the assets of a particularnd Series. Upon making provision for the payment of all outstanding obligations, taxes, and other liabilities, accrued on contingent, of the particular Series, the Trustees shall distribute the remaining assets of such Series among the Shareholders of such Series according to their respective rights. Upon completion of the distribution of the remaining proceeds or the remaining assets, the Series shall terminate and the Trustees shall take the action provided in Section 8.2(b) hereof and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to such Series, and the rights and interests of all Shareholders of the terminated Series shall thereupon cease.

     SECTION 8.4. AMENDMENTS. The execution of an instrument setting forth the establishment and designation and the relative rights and preferences of any Series or Class of Shares (or amending, restating or rescinding any such prior instrument) in accordance with Section 5.5 hereof shall, without any estating authorization, consent or vote of the Shareholders, effect an amendment of this Declaration. Except asating otherwise provided in this Section 8.4, if authorized by the vote of a majority of the outstanding votinging securities of the Trust the financial interests of which are affected by the amendment and which are entitled to vote thereon (which securities shall, unless otherwise provided by the Trustees, vote together on such amendment as a single class), the Trustees may amend this Declaration by an instrument signed by such majority of the Trustees then in office. No Shareholder not so affected by any such amendment shall be entitled to vote thereon.  The Trustees may
(by  such  an  instrument)  also  amend  or  otherwise   supplement  this
Declaration of Trust, without any authorization, consent or vote of the Shareholders, to change the name of the Trust or any Fund or to make such other changes as do not have a materially adverse effect on the financial interests of Shareholders hereunder or if they deem it necessary or desirable to conform this Declaration to the requirements of applicable federal or state laws or regulations or the requirements of the Internal Revenue

Code of 1986,  but the  Trustees  shall not be liable for failing to do so.
Any such amendment or supplemental Declaration of Trust shall be effective as provided in the instrument containing its terms or, if there is no provision therein with respect to effectiveness, upon the signing of such instrument containing its terms or, if there is no provision therein with respect to effectiveness, upon the signing of such instrument by a majority of the Trustees then in office. Copies of any amendment or of any supplemental Declaration of Trust shall be filed as specified in Section 9.1 hereof. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

     Notwithstanding any other provision hereof, until such time as Shares are issued and sold, this Declaration may be terminated or amended in any respect by an instrument signed by a majority of the Trustees then in office.

                             ARTICLE IX

                           MISCELLANEOUS

     SECTION 9.1. FILING OF COPIES, REFERENCES, HEADINGS AND COUNTERPARTS. The original or a copy of this instrument, of any amendment hereto and of each declaration of trust supplemental hereto, shall be kept at the office of the Trust. A copy of this instrument, or any amendment hereto, and of each supplemental declaration of trust shall be filed with the Massachusetts Secretary of State and with any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by a Trustee or an officer of the Trust as to whether or not any such amendment or supplemental declarations of trust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by a Trustee or an officer of the Trust to be a copy of this instrument or of any such amendment hereto or supplemental declaration of trust.

     In this instrument or in any such amendment or supplemental declaration of trust, references to this instrument, and all expressions such as "herein", "hereof", and "hereunder", shall be deemed to refer to this instrument as amended or affected by any such supplemental declaration of trust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument shall be executed in any number of counterparts each of which shall be deemed an original, but such counterparts shall constitute one instrument. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees then in officee and filed with the Massachusetts Secretary of State. A restated Declaration shall, upon execution, be conclusive evidence of all amendments and supplemental declarations contained therein and may hereafter be referred to in lieu of
the  original   Declaration  and  the  various   amendments   and   supplements
thereto.

     SECTION 9.2. APPLICABLE LAW. The Trust set forth in this instrument is made in the Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.l

     SECTION 9.3. PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS. (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of legal counsel, that any of such provisions is in conflict with the 1940 Act, the Internal Revenue Code of 1986 or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a partof of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

     (b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration in any jurisdiction.



     IN  WITNESS  WHEREOF,  the  undersigned, being a majority  of the  current
Trustees of the Trust, have executed this instrument this   day of     , 1996.



- ------------------------                          ----------------------
   Peter M. Donovan                                  A.M. Moody III


- ------------------------                          ----------------------
   H. Day Brigham, Jr.                               Lloyd F. Pierce


- ------------------------                          ----------------------
   Winthrop S. Emmet                                 George R. Prefer


- ------------------------                          ----------------------
   Leland Miles                                      Raymond Van Houtte

                                ATTACHMENT A


     The address of the Trust is 24 Federal Street, Boston, MA 02110.

     The names and addresses of the Trustees are as follows:

        Trustee                                         Address
      ----------                                     -------------

  Peter M. Donovan                                1000 Lafayette Boulevard
                                                  Bridgeport, CT 06604

  H. Day Brigham, Jr.                             24 Federal Street
                                                  Boston, MA 02110

  Winthrop S. Emmet                               Box 327
                                                  West Center Road
                                                  West Stockbridge, MA 02166

  Leland Miles                                    Tide Mill Landing
                                                  2425 Post Road, Suite 102
                                                  Southport, CT 06490

  A.M. Moody III                                 1000 Lafayette Boulevard
                                                   Bridgeport, CT 06604

  Lloyd F. Pierce                                140 Snow Goose Court
                                                 Daytona Beach, FL 32119

  George R. Prefer                                7738 Silver Bell Drive
                                                  Sarasota, FL 34241

  Raymond Van Houtte                              One Strawberry Lane
                                                  Ithaca, NY 14850

(A CARD WILL BE PREPARED FOR EACH OF WRIGHT EQUIFUND-BELGIUM/LUXEMBOURG, WRIGHT EQUIFUND- GERMANY, WRIGHT EQUIFUND-HONG KONG, WRIGHT EQUIFUND-JAPAN, WRIGHT EQUIFUND- NETHERLANDS, WRIGHT EQUIFUND-NORDIC AND WRIGHT EQUIFUND-SWITZERLAND, SERIES OF THE WRIGHT EQUIFUND EQUITY TRUST)


 _________________________FUND                      THIS PROXY IS SOLICITED
(A SERIES OF THE WRIGHT EQUIFUND                   ON BEHALF OF THE BOARD OF
EQUITY TRUST)                                        TRUSTEES OF THE TRUST

KNOW ALL MEN BY THESE PRESENTS: That the undersigned, revoking previous proxies for such shares, hereby appoints Peter M. Donovan, H. Day Brigham, Jr. and A.M. Moody, III, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on August 21, 1996 at the principal office of the Trust, 24 Federal Street, Boston, Massachusetts 02110, commencing at 10:00 A.M. (Boston time), and at any and all adjournments thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

The shares represented by this proxy will be voted on the following matters as specified on the reverse side by the undersigned. If no specification is made, this proxy will be voted in favor of all such matters.
Note:  This proxy must be returned in order for your shares to be voted.

                                               THE TRUSTEES RECOMMEND A VOTE
                                               IN FAVOR OF ALL MATTERS

                                               ------------------------------

                                               ------------------------------

                                              Please sign exactly as your
                                              name or names appear at left.

                                               Dated:
                                                    ----------------------

_____________________________ FUND

1.     To change the Fund's
       diversification status from
       diversified to non-
       diversified.                    FOR       AGAINST          ABSTAIN    1.

2. To approve the revision of certain of the Fund's fundamental investment restrictions as set forth in Exhibit C to the Proxy Statement as follows:




2A.    Reclassify the restriction
       concerning pledging.            FOR        AGAINST         ABSTAIN   2A.

2B.    Reclassify the restriction
       concerning issuer  diver-
       sification  for tax purposes.   FOR        AGAINST         ABSTAIN   2B.

2C.    Reclassify  the  restriction
       concerning  investments  in
       affiliated issuers.             FOR        AGAINST         ABSTAIN   2C.

2D.    Reclassify  the restriction
       concerning  purchases on
       margin and shortsales.          FOR        AGAINST         ABSTAIN   2D.

2E.    Reclassify the restriction
       concerning transactions
       with affiliates.                FOR        AGAINST         ABSTAIN   2E.

2F.    Reclassify and amend the
       restriction concerning
       investing in other
       investment companies.           FOR        AGAINST         ABSTAIN   2F.

2G.    Amend the restriction
       concerning borrowing
       and senior securities.          FOR        AGAINST         ABSTAIN   2G.

2H.    Amend the restriction
       concerning commodities.         FOR        AGAINST         ABSTAIN   2H.

2I.    Amend the restriction
       concerning industry
       concentration.                  FOR        AGAINST         ABSTAIN   2I.

2J.    Amend the restriction
       concerning investing
       in real estate.                 FOR        AGAINST         ABSTAIN   2J.

3.     To authorize the Trustees
       to adopt an Amended and
       Restated Declaration of Trust.  FOR        AGAINST         ABSTAIN    3.

     As to any other matter, said attorneys shall vote in accordance with their judgment.

    ______________________ FUND

(A CARD  WILL  BE  PREPARED  FOR  EACH OF  WRIGHT  EQUIFUND-BRITAIN  AND  WRIGHT
 EQUIFUND-MEXICO, SERIES OF THE WRIGHT EQUIFUND EQUITY TRUST)


 _________________________FUND                       THIS PROXY IS SOLICITED
(A SERIES OF THE WRIGHT EQUIFUND                     ON BEHALF OF THE BOARD OF
EQUITY TRUST)                                        TRUSTEES OF THE TRUST

KNOW ALL MEN BY THESE PRESENTS: That the undersigned, revoking previous proxies for such shares, hereby appoints Peter M. Donovan, H. Day Brigham, Jr. and A.M. Moody, III, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on August 21, 1996 at the principal office of the Trust, 24 Federal Street, Boston, Massachusetts 02110,commencing at 10:00 A.M. (Boston time), and at any and all adjournments thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

The shares represented by this proxy will be voted on the following matters as specified on the reverse side by the undersigned. If no specification is made, this proxy will be voted in favor of all such matters.
Note:  This proxy must be returned in order for your shares to be voted.

                                              THE TRUSTEES RECOMMEND A VOTE
                                              IN FAVOR OF ALL MATTERS

                                              -------------------------------

                                              -------------------------------

                                              Please sign exactly as your
                                              name or names appear at left.

                                              Dated:
                                                    -------------------------
_____________________________ FUND

1.       To change the Fund's
         diversification status from
         diversified to non-
         diversified.                      FOR       AGAINST     ABSTAIN    1.

2. To approve the revision of certain of the Fund's fundamental investment restrictions as set forth in Exhibit D to the Proxy Statement as follows:




2A.      Reclassify the restriction
         concerning pledging.               FOR       AGAINST    ABSTAIN    2A.


2B.      Amend the restriction
         concerning borrowing
         and senior securities.             FOR       AGAINST    ABSTAIN    2B.


2C.      Amend the restriction
         concerning commodities.            FOR       AGAINST    ABSTAIN    2C.

2D.      Amend  the  restriction
         concerning industry
         concentration.                     FOR       AGAINST    ABSTAIN    2D.

 3.      To authorize the Trustees
         to adopt an Amended and
         Restated  Declaration of
         Trust.                             FOR       AGAINST     ABSTAIN   3.

     As to any other matter, said attorneys shall vote in accordance with their judgment.


     ______________________ FUND